UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2003

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press release.

ITEM 9 AND ITEM 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 21, 2003, i2 Technologies, Inc. (the “Company”) announced by press release (the “Press Release”) the Company’s 2003 first quarter financial results and preliminary financial results for the second quarter of 2003. The information contained in the Press Release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated by reference herein and is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

i2 TECHNOLOGIES, INC.

Dated: July 23, 2003

By:	/s/ William M. Beecher William M. Beecher Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release

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